YOUR VOTE IS IMPORTANT
                               JUNIPER GROUP, INC.
                                 PROXY STATEMENT
                       2002 ANNUAL MEETING OF SHAREHOLDERS



                                                            July 29, 2002

Dear Shareholder:

         Notice is hereby given that the Annual Meeting of Shareholders of Juniper Group, Inc., a Nevada corporation (the "Company") will be held on Wednesday, August 14, 2002, at the Inn at Great Neck, 30 Cutter Mill Road, Great Neck, New York, at 10:30 a.m., for the following purposes:

         1. To elect a Board of Directors consisting of three (3) persons to serve for a term of one year and until their successors are duly elected and qualified.

         2. To ratify the 2002 Equity Incentive Plan.

         3. To grant the Board of Directors the authority to effect a one-for-ten reverse stock split.

         4. To ratify the appointment of Goldstein & Ganz, P.C., as the Company's independent public accountants for the year ending December 31, 2002.

         5. To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         Only Shareholders of record at the close of business of July 26, 2002, are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

By order of the Board of Directors.

                                                     Yvonne T. Paultre
                                                     Secretary


                                    IMPORTANT


WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY, AND RETURN IT TO THE COMPANY. THE PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED, AND SHAREHOLDERS EXECUTING PROXIES MAY ATTEND THE MEETING AND VOTE IN PERSON SHOULD THEY SO DESIRE.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


     Juniper Group, Inc. will be holding its 2002 Annual Meeting of its Shareholders at 10:30 a.m. at the Inn at Great Neck, 30 Cutter Mill Road, Great Neck, New York.

         We are having this meeting:

         1. To elect a Board of Directors consisting of three (3) persons to serve for a term of one year and until their successors are duly elected and qualified.

         2. To ratify the 2002 Equity Incentive Plan.

         3. To grant the Board of Directors the authority to effect a one-for-ten reverse stock split.

         4. To ratify the appointment of Goldstein & Ganz, P.C., as the Company's independent public accountants for the year ending December 31, 2002.

         To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

         The Board of Directors recommends that you vote in favor of each of the proposals outlined in this proxy statement.

         The Board of Directors has selected July 26, 2002 as the record date for determining shareholders entitled to vote at the meeting. A list of shareholders on that date will be available for inspection at our corporate headquarters, 111 Great Neck Road, Suite 604, Great Neck, New York for at least ten days before the meeting. The list also will be available for inspection at the meeting.

                                         By Order of the Board of Directors,

                                         Vlado P. Hreljanovic
                                         Chairman of the Board

                               JUNIPER GROUP, INC.
                               111 Great Neck Road
                              Great Neck, NY 11021

                                 PROXY STATEMENT

         The Board of Directors of Juniper Group, Inc. (the "Company") presents this Proxy Statement to all holders of the Company's Common Stock, $.001 par value ("Common Stock"), and solicits their proxies for the Annual Meeting of Shareholders to be held on August 14, 2002. All proxies duly executed and received will be voted on all matters presented at the Annual Meeting in accordance with the instructions given by such proxies. In the absence of specific instructions, proxies so received will be voted "FOR" the named nominees for election to the Company's Board of Directors; "FOR" the adoption of the 2002 Equity Incentive Plan; "FOR" the approval of the one-for-ten stock reverse stock split; and "FOR" the ratification of the appointment of Goldstein & Ganz, P.C., as applicable.

         The Board of Directors does not anticipate that any of its nominees will be unavailable for election and does not know of any other matters that may be brought before the Annual Meeting. In the event that any other matter should come before the Annual Meeting or that any nominee is not available for election, the persons named in the enclosed proxy will have discretionary authority to vote all proxies not marked to the contrary with respect to such matter in accordance with their best judgment. The proxy may be revoked at any time before being voted. The Company will pay the entire expense of soliciting these proxies, which solicitation will be by use of the mails. This Proxy Statement is being mailed on or about July 29, 2002.

         The total number of outstanding shares of Common Stock of the Company as of July 26, 2002, was 14,968,954, and the total number of shares of 12% Non-Voting Convertible Redeemable Preferred Stock ("Preferred Stock") outstanding as of July 26, 2002 was 25,357. The Common Stock is the only outstanding class of securities of the Company entitled to vote. Each share of Common Stock is entitled to one vote. Holders of shares of Preferred Stock ("Preferred Shareholders") are not entitled to vote on matters submitted to Shareholders except on those matters affecting the rights of Preferred Shareholders, in which case they vote separately as a class. Only holders of record as of the close of business on July 26, 2002 will be entitled to vote at the Annual Meeting or any adjournment or adjournments thereof.

                             QUESTIONS AND ANSWERS


Q1: WHO IS SOLICITING MY PROXY?

A: We, the board of directors of Juniper Group, Inc., are sending you this proxy statement in connection with our solicitation of proxies for use at the Annual Meeting of the Company's Shareholders. Certain directors, officers and employees of the Company also may solicit proxies on our behalf by mail, phone, fax or in person.

Q2: WHO IS PAYING FOR THIS SOLICITATION?

A: The Company will pay for the solicitation of proxies. The Company also will reimburse banks, brokers, custodians, nominees and fiduciaries for their reasonable charges and expenses in forwarding our proxy materials to the beneficial owners of the Company's common stock.

Q3: WHAT AM I VOTING ON?

A: Four items: (1) election of three members of the Board of Directors; (2) the approval of our 2002 Equity Incentive Plan; (3) the approval of a one-for-ten reverse stock split of our outstanding common stock; and (4) the ratification of Goldstein & Ganz, P.C. as our independent auditors for the current fiscal year.

Q4: WHO CAN VOTE?

A: Only those who owned common stock at the close of business on July 26, 2002, the record date for the Annual Meeting, can vote. If you owned common stock on the record date, you have one vote per share for each matter presented at the Annual Meeting.

Q5: HOW DO I VOTE?

A: You may vote your shares either in person or by proxy. To vote by proxy, you should mark, date, sign and mail the enclosed proxy in the enclosed prepaid envelope. Giving a proxy will not affect your right to vote your shares if you attend the Annual Meeting and want to vote in person--by voting you automatically revoke your proxy. You also may revoke your proxy at any time before the voting by giving the Secretary of the Company written notice of your revocation or by submitting a later-dated proxy. If you execute, date and return your proxy but do not mark your voting preference, the individuals named as proxies will vote your shares FOR the election of the three nominees for director named in this proxy statement; FOR the approval of the 2002 Equity Incentive Plan, FOR approval of effecting a one-for-ten reverse split of our outstanding common stock, and FOR ratification of Goldstein & Ganz, P.C. as our independent auditors.

Q6: WHAT CONSTITUTES A QUORUM?

A: Voting can take place at the Annual Meeting only if shareholders owning a majority of the voting power of the common stock (a majority of the total number of votes entitled to be cast) are present in person or represented by effective proxies. On the record date, July 26, 2002, we had 14,968,954 shares of common stock outstanding. Both abstentions and broker non-votes are counted as present for purposes of establishing the quorum necessary for the meeting to proceed. A broker non-vote results from a situation in which a broker holding your shares in "street" or "nominee" name indicates to us on a proxy that you have not voted and it lacks discretionary authority to vote your shares.

Q7: WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE MATTERS BEING PASSED?

APPROVAL OF THREE NOMINEES AS DIRECTOR FOR THE COMPANY

To approve each particular director nominee, shareholders holding a majority of the shares voting with respect to such nominee must affirmatively vote in favor of such nominee. In the election of Directors, the persons receiving the highest number of "FOR" votes at the annual meeting will be elected. Accordingly, abstentions and broker non-votes do not count as votes in favor of or against any particular nominee.

APPROVAL OF THE COMPANY'S 2002 EQUITY INCENTIVE PLAN AND TO GRANT THE BOARD THE AUTHORITY TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT

To approve these items, shareholders holding a majority of the total voting power of the common stock must affirmatively vote to approve the matter. Abstentions and broker non-votes have the same effect as votes "against" the proposal.

RATIFICATION OF INDEPENDENT AUDITORS

To ratify the appointment of Goldstein & Ganz, P.C. as our independent auditors for the current fiscal year, shareholders holding a majority of the shares represented in person or by proxy at the meeting must affirmatively vote to approve the matter. Abstentions have the same effect as votes "against" the proposal, while broker non-votes have no effect at all.

Q8: HOW DOES THE BOARD RECOMMEND THAT I VOTE ON THE MATTERS PROPOSED?

A: The board of directors of the Company unanimously recommends that shareholders vote FOR each of the proposals contained in this proxy and scheduled to be submitted at this year's ANNUAL MEETING.

PROPOSAL 1

                              ELECTION OF DIRECTORS

         The Company's Board of Directors will consist of three persons. All of the Company's current Directors are standing for re-election, each to serve for a term of one year or until their successors have been elected and qualified. It is intended that the accompanying form of Proxy will be voted for the election of the nominees for Director, unless the Proxy contains contrary instructions. Proxies which abstain and do not direct the Proxy holders to vote for or withhold authority in the matter of electing Directors will be voted for the election of the nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in the Proxy Statement.

         Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve. However, in the event that any of the nominees should become unable or unwilling to serve as a Director, the Proxy will be voted for the election of such person or persons as shall be designated by the Directors.

         The persons listed in the table below are all currently serving as Directors, executive officers, or significant employees of the Company or its subsidiaries.

Name                   Age     Position with the Company       Director Since
--------              ----   -------------------------       --------------
Vlado P. Hreljanovic   55    Chairman of the Board of
                             Directors, President and
                             Chief Executive Officer            1987
Harold A. Horowitz     52    Director                           1991
Barry S. Huston        56    Director                           2000
Yvonne T. Paultre      63    Secretary                           --
Alan R. Andrus         59    President, Juniper Internet         --
                             Communications, Inc.

Directors

     Vlado P. Hreljanovic has been the Chairman of the Board, President, and Chief Executive Officer of the Company since 1987. He served as a member of the Executive Committee of the New Leadership Division, North Shore University Hospital NYU Medical School from 1988 through 1996. Mr. Hreljanovic received a Bachelor of Science degree from Fordham University in 1970 and became an accountant with the firm of Peat Marwick Mitchell, now known as KMPG Peat Marwick.

     Harold A. Horowitz has been a Director of the Company since January 1991. Since October 1995, Mr. Horowitz is Chairman of the Board and Chief Executive Officer of In-Stock Business Forms & Paper Products Ltd. and an independent consultant to various companies. Since January, 1998, Mr. Horowitz has taught economics at Yeshiva University as an adjunct professor. Mr. Horowitz received his law degree in 1976 from Columbia University School of Law and masters degree in economics from Columbia University in 1973. He received his BA degree from Yeshiva University in 1971.

         Barry S. Huston has been a Director of the Company since October 31, 2000. Mr. Huston is a practicing attorney and the senior partner of Huston & Schuller, P.C, a New York law firm with offices in Manhattan and East Hills, Long Island. He is a member of the New York Bar and the Federal Courts in New York, the United States Tax Court and the Supreme Court of the United States. Mr. Huston holds a B.A. degree from Queens College of the City University of New York in 1969, and a J.D. from Brooklyn Law School in 1972. Mr. Huston specializes in complex civil and corporate litigation, including healthcare and professional liability, product liability, toxic and environmental torts, and labor bar and construction litigation. He is a member of numerous national and local Bar associations and was a former director of the Sid Jacobson Jewish Community Center.

Executive Officers and Significant Employees

     In addition to Vlado P. Hreljanovic, the Company's Chairman, President, and Chief Executive Officer, Yvonne T. Paultre serves as an executive officer of the Company. She has been Secretary of the Company since 1991. Ms. Paultre has supervisory responsibilities for the Company's employees, customer relations, and office policies.

     January 2001. Mr. Andrus has served in various high technology services management roles prior to joining JINI. He has managed computer, networking and broadband internet services, in startup, growth, turnaround and acquisition environments.

     Before joining Juniper Internet Communications, Mr. Andrus served as President of Computer Systems Support/US Internet Support from February 2000 until its acquisition in 2000. Mr. Andrus also was President and CEO of US Computer Group from November 1998, President of ARAND Corporation from September 1996 to November 1998, Senior Vice President of Sales, Marketing and Strategy for Technology Service Solutions (an IBM/Kodak joint venture company) from June 1994, Senior Vice President of Integrated Solutions and Senior Vice President of Services for ComputerLand Corporation (later renamed Vanstar Corporation) from February 1988.

     Mr. Andrus began his career as a systems engineer at Grumman Corporation in February 1970 and held progressively senior technical service management positions in Grumman Data Systems until June 1983 when he became President of Grumman Systems Support Corporation, a position he held until February 1988.

     Mr. Andrus is a graduate of Fordham University, and did post graduate work in management at the University of Southern California School of Business. He later attended the Carnegie Mellon Graduate School of Business Program for Senior Executives.

Certain Information Concerning the Board of Directors and Committees
--------------------------------------------------------------------

         Each Director will hold office until the next annual meeting of Shareholders and until his successor has been elected and qualified. Officers are appointed by and serve at the discretion of the Board of Directors. The Board of Directors of the Company has audit and compensation committees, each consisting of Mr. Huston and Mr. Horowitz. The Audit Committee held two meetings and the Compensation Committee held two meetings during the year ended December 31, 2001. The Company does not have a nominating committee.

         The duties of the Audit Committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing the system of internal controls and procedures of the Company, and reviewing the effectiveness of procedures intended to prevent violations of law and regulations.

         The duties of the Compensation Committee are to recommend to the Board remuneration for officers of the Company, to determine the number and issuance of options pursuant to the Company's stock option plans and to recommend the establishment of and to monitor a compensation and incentive program for all executives of the Company.

         The Board of Directors held 17 meetings during the year ended December 31, 2001. Each member of the Board of Directors attended all of the meetings of the Board and each Committee on which he served either in person or telephonically.

Audit Committee Report
         The Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of the Company's other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the report by reference therein.

         The Audit Committee consists of two members, all of whom are "independent" under the Nasdaq listing standards as currently in effect. None of the Audit Committee members is a current officer or employee of the Company or any of its affiliates.

         The Board of Directors has adopted a written Charter for the Audit Committee which has been previously filed with last year's proxy statement. The Charter has been approved and adopted by the Board and is reviewed and reassessed annually by the Audit Committee. The Charter sets forth the responsibilities, authority and specific duties of the Audit Committee. The Charter specifies, among other things, the structure and membership requirements of the Audit Committee, as well as the relationship of the Audit Committee to our independent accountants and management.

         As set forth in the Audit Committee Charter, management is responsible for the preparation and integrity of our financial statements. The Audit Committee reviewed our audited financial statements for the year ended December 31, 2001 and met with both management and the independent accountants to discuss such financial statements. Management and the independent certified public accountants have represented to the Audit Committee that the financial statements were prepared in accordance with generally accepted accounting principles.

         The Audit Committee received the written disclosures and the letter from our independent certified public accountants regarding their independence from us as required by Independence Standards Board Standard No. 1 and has discussed with the independent certified public accountants such accountants' independence with respect to all services that it rendered to us. The Audit Committee also discussed with the independent accountants any matters required to be discussed by Statement on Auditing Standards No. 61.

                                                                              6
     Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our annual report on Form 10-KSB for the year ended December 31, 2001.

                                                     Harold A. Horowitz
                                                     Barry S. Huston

                             EXECUTIVE COMPENSATION

Summary Compensation Table
         The following table sets forth all compensation awarded to, earned by, or paid for all services rendered to the Company during the fiscal years ended December 31, 1999, 2000 and 2001 by the Company's Chief Executive Officer. No other executive officer received total compensation in excess of $100,000.

                           SUMMARY COMPENSATION TABLE
                           --------------------------
                          Annual Compensation           Long-Term Compensation
              ---------------------------------      ---------------------------------

NAME AND                                                                         OTHER           SECURITIES UNDERLYING
PRINCIPAL                                                                ANNUAL COMPENSATION     OPTIONS/SARS
POSITION          YEAR COMPENSATION      SALARY ($)      BONUS  ( $)            ($)                     (#)
---------------- -------------------  --------------- ---------------   --------------------     ---------------------

Vlado Paul
Hreljanovic,
CEO and
Chairman               2001              89,996 (1)    -- (2)                 48,153 (3)                     --
                       2000              76,200 (4)    -- (5)                 60,183 (6)                     --
                       1999             178,377        -- (7)                 40,400 (8)


(1) Throughout 2001, Mr. Hreljanovic, received 248,460 shares as payment of net salary of $80,749 from a gross salary of $86,996.

(2) In 2001, Mr. Hreljanovic received options to purchase 131,422 shares of the Company's common stock at an exercise price of $1.10 per share as consideration for his efforts in obtaining capital for the Company. In addition, Mr. Hreljanovic received options to purchase 600,000 shares of the Company's common stock at an exercise price of $1.00 per share in recognition of his efforts to develop JINI as well as develop other business opportunities in the healthcare industry. These options had provisions for cashless conversion and, during 2001, the options were converted into 95,500 shares and 436,229 shares, respectively. In addition, or his services as a member of the board of directors, Mr. Hreljanovic received options to purchase 650,000 shares at $0.65. At December 31, 2001, the entire 650,000 options were unexercised.

(3) Other compensation for Mr. Hreljanovic in 2001 was primarily comprised of, among things, automobile lease payments and insurance of $25,583 and health and life insurance of $22,570.

(4) During 2000, Mr. Hreljanovic received 50,145 shares as payment of his net salary of $61,784, from a gross salary of $76,200. Mr. Hreljanovic was granted and accepted options to purchase 28,293 shares of Common Stock exercisable at $4.375 per share, with a provision for a cashless exercise, in lieu of the balance of his salary of $106,658.

                                                                             7
(5) In recognition of efforts exerted on behalf of the Company and its subsidiaries in 2000, Mr. Hreljanovic was granted and accepted options to purchase 25,000 shares of Common Stock exercisable at $4.375 per share, with a provision for a cashless exercise. As of December 31, 2000, these options were exercised for 9,784 net shares.

(6) Other compensation for Mr. Hreljanovic in 2000 was primarily comprised of automobile lease payments and insurance of $31,900, and health and life insurance of $28,283.

(7) In recognition of efforts exerted on behalf of the Company and its subsidiaries in 1999, Mr. Hreljanovic was granted and accepted options to purchase 38,354 shares of Common Stock, exercisable at prices ranging from $4.80 to $6.80 per share, with a provision for cashless exercise. As of December 31, 2000, all options had been exercised.

(8) Other compensation for Mr. Hreljanovic in 1999 was primarily comprised of automobile repairs and insurance of $13,000, and health and life insurance of $27,400.

     Aggregated Option Exercises in 2001 and Fiscal Year-End Option Values.

         Set forth in the table below is information, with respect to the named executive officers, as to:

         o the total number of unexercised options held on December 31, 2001 separately identified between those exercisable and those not exercisable as of such date, and

         o the aggregate value of in-the-money, unexercised options held on December 31, 2001 separately identified between those exercisable and those not exercisable.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR END OPTION VALUES




                                                         NUMBER OF SECURITIES UNDERLYING        VALUE OF UNEXERCISED IN-THE-MONEY
NAME AND                  VALUE                          UNEXERCIZED OPTIONS/SARS AT FY-END (#) OPTIONS-AT FY-END ($) (1)
PRINCIPAL              SHARES ACQUIRED     VALUE         -------------------------------------- ---------------------------------
POSITION               ON EXERCISE (#)    REALIZED ($)    EXERCISABLE/ UNEXERCIASABLE           EXERCISABLE/  UNEXERCISABLE
--------------------  ----------------   -------------   -------------------------------------- ---------------------------------
Vlado P. Hreljanovic
Chairman of the              531,779     2,105,845                   650,000/0                           559,000/0
Board and Chief
Executive Officer
Harold A. Horowitz
Director                     112,179       446,605                   100,000/0                            86,000/0
Barry S. Huston               22,556        89,322                    50,000/0                            43,000/0
Director
---------------------------------------------------------------------------------------------------------------------

                                                                             8
(1) The dollar value of each exercisable and unexercisable option was calculated by multiplying the number of shares of common stock underlying the option by the difference between the exercise price of the option and the closing price of the Company's common stock on December 31, 2001 ($.83).

Employment Contracts

         Mr. Hreljanovic has an Employment Agreement with the Company which expires on April 30, 2005, and that provides for his employment as President and Chief Executive Officer at an annual salary adjusted annually for the CPI Index and for the reimbursement of certain expenses and insurance. Based on the foregoing formula, Mr. Hreljanovic's salary in 2001 was scheduled to be approximately $188,500. Additionally, the employment agreement provides that Mr. Hreljanovic may receive shares of Common Stock as consideration for raising funds for the Company. Due to a working capital deficit, the Company is unable to pay the entire salary in cash to Mr. Hreljanovic pursuant to his employment agreement. In the best interests of the Company, in lieu of cash, Mr. Hreljanovic has agreed to forgo $101,500 of his salary for 2001. Pursuant to his employment agreement and in the best interests of the Company, in lieu of cash, Mr. Hreljanovic agreed to accept the issuance of shares of Common Stock as a part of the payment for the unpaid salary of 2001 and 2000. In 2001, the Company issued to Mr. Hreljanovic options to purchase 248,460 share of Common Stock valued at $80,749 as payment of Mr. Hreljanovic's net salary. In 2000, the Company issued options to purchase 25,000 shares of common stock at $4.376.

            Under the terms of this employment agreement, the Chief Executive Officer of the Company is entitled to receive a cash bonus of a percentage of the Company's pre-tax profits if the Company's pre-tax profit exceeds $100,000.

         Additionally, if the employment agreement is terminated early by the Company after a change in control (as defined by the agreement), the officer is entitled to a lump sum cash payment equal to approximately three times his base salary.

         In January 2001, the Company employed Mr. Andrus as president for its subsidiary JINI. Although no formal employment agreement has been prepared, the terms of employment originally included a salary of $200,000 per year and options to purchase 100,000 shares of common stock at $1.20 per share to be earned as certain benchmarks are achieved over a two-year period. In early 2002, Mr. Andrus agreed to a temporary $50,000 reduction of his annual salary. Additionally, the terms of his employment include that the Company provide him with health insurance.

Compensation of Directors

     In 2001, Mr. Hreljanovic, Mr. Horowitz and Mr. Huston received options to purchase 650,000, 100,000 and 50,000 shares of common stock, respectively, at the exercise price of $0.65 per share as additional compensation as a member of the Board of Directors. Additionally, Mr. Horowitz and Mr. Huston received options to purchase 150,000 and 30,000 shares of common stock, respectively, at the exercise price of $1.00 per share as compensation as a member of the Board of Directors. Mr. Marvin Rostolder, previously a director of the Company, received options to purchase 50,000 shares of common stock at the exercise price of $1.00 per share, as additional compensation for his previous services as a member of the Board of Directors. At December 31, 2001, options belonging to Mr. Hreljanovic, Mr. Horowitz, and Mr. Huston of 650,000, 100,000, and 50,000, respectively, were unexercised.

                                                                              9
         In 2001, Mr. Hreljanovic received options to purchase 131,422 shares of the Company's common stock at an exercise price of $1.10 per share as consideration for his efforts in obtaining capital for the Company. In addition, Mr. Hreljanovic received options to purchase 600,000 shares of the Company's common stock at an exercise price of $1.00 per share in recognition of his efforts to develop JINI as well as develop other business opportunities in the healthcare industry. These options had provisions for cashless conversion and, during 2001 the options were converted into 95,500 shares and 436,229 shares, respectively.

                               Compensation Plans
                           --------------------------

1996 Stock Option Plan
----------------------
         On February 12, 1997, the shareholders of the Company adopted the 1996 Stock Option Plan. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan. This Plan, which allows the Company to grant incentive stock options, non-qualified stock options and stock appreciation rights (collectively "options"), to employees, including officers, and to non-employees involved in the continuing development and success of the Company, authorizes the grant of 100,000 shares of common stock. The terms of the options are to be determined by the Board of Directors.

         Options will not have expiration dates later than ten years from the date of grant (five years from the date of the grant in the case of a 10% Stockholder). The Option Prices may not be less than the fair market value of the common shares on the date of grant, except that any option granted to an employee holding 10% or more of the outstanding voting securities of the Company must be for an option price not less than 110% of fair market value. At December 31, 2001, all options under the Plan had been exercised.

1998 Stock Option Plan
----------------------
         On December 30, 1998, the shareholders of the Company adopted the 1998 Stock Option Plan.

         This Plan allows the Company to grant incentive stock options, non-qualified stock options and stock appreciation rights (collectively "options") to purchase up to an aggregate of 100,000 shares of common stock to employees, including officers, and to non-employees involved in the continuing development and success of the Company. The terms of the options are to be determined by the Board of Directors.

         Options will not have expiration dates later than ten years from the date of grant (five years from the date of the grant in the case of a 10% stockholder). The option prices may be set at any amount in the discretion of the Board's Compensation Committee. At December 31, 2001, all options under the Plan had been granted and exercised.

1999 Stock Option Plan
----------------------
         On December 27, 1999, the shareholders of the Company adopted the 1999 Stock Option Plan. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan. The Plan also supplements the Company's 1996 and 1998 Stock Option Plans.

                                                                             10
         This Plan allows the Company to grant incentive stock options, non-qualified stock options and stock appreciation rights (collectively "options") to purchase (pre one-for- ten reverse stock split )up to an aggregate of 1,500,000 shares of common stock to employees, including officers, and to non-employees involved in the continuing development and success of the Company. The terms of the options are to be determined by the Board of Directors. Options will not have expiration dates later than ten years from the date of grant (five years from the date of the grant in the case of a 10% stockholder). The option prices may be set at any amount in the discretion of the Board's Compensation Committee. At December 31, 2001, 1,357,930 options had been granted and exercised, and 142,070 options remain unissued.

2000 Stock Option Plan
----------------------
         On December 28, 2000, the shareholders of the Company adopted the 2000 Stock Option Plan. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan. The Plan also supplements the Company's 1996, 1998 and 1999 Stock Option Plans.

         This Plan allows the Company to grant incentive stock options, non-qualified stock options and stock appreciation rights (collectively "options") to purchase (pre one-for-ten reverse stock split) up to an aggregate of 1,500,000 shares of common stock to employees, including officers, and to non-employees involved in the continuing development and success of the Company. The terms of the options are to be determined by the Board of Directors. Options will not have expiration dates later than ten years from the date of grant (five years from the date of the grant in the case of a 10% stockholder). The option prices may be set at any amount in the discretion of the Board's Compensation Committee. At December 31, 2001, 1,196,422 options under the Plan were granted, of which 205,000 remain exercised.

2001 Stock Option Plan
----------------------
         On November 29, 2001, the shareholders of the Company adopted the 2001 Stock Option Plan. The Plan supplements the Company's 1989 Restricted Stock, Non-Qualified and Incentive Stock Option Plan. The Plan also supplements the Company's 1996, 1998, 1999 and 2000 Stock Option Plans.

            This Plan allows the Company to grant incentive stock options, non-qualified stock options and stock appreciation rights (collectively "options") to purchase up to an aggregate of 3,000,000 shares of common stock to employees, including officers, and to non-employees involved in the continuing development and success of the Company. The terms of the options are to be determined by the Board of Directors. Options will not have expiration dates later than ten years from the date of grant (five years from the date of the grant in the case of a 10% stockholder). The option prices may be set at any amount in the discretion of the Board's Compensation Committee. At December 31, 2001, 650,000 options under the Plan were granted and remain unexercised.

Certain Relationships And Related Transactions
----------------------------------------------
         The Company paid rent under one sublease during 2001 and 2000 to a company affiliated with the Chief Executive Officer of the Company. The rents paid and terms under the subleases are the same as those under the affiliate's lease agreements with the landlords. Rent expense for the years ended December 31, 2001 and 2000 was $80,500 and $78,900, respectively.

                                                                             11
The Company paid rent under a sublease during 2001 and 2000 to a company affiliated with the Chief Executive Officer of the Company. The rents paid and terms under the sublease are the same as those under the affiliate's lease agreement with the landlord. Rent expense for the years ended December 31, 2001 and 2000 was $80,500 and $78,900, respectively. Under the sublease, which terminates in 2002, the future minimum amount payable is $32,000. The affiliate anticipates renewing the lease for a five year term at slightly higher rates to reflect current market conditions and entering into a sublease with the Company at approximately the same terms as its new lease agreement.

         In prior years, the Company made advances to or received advances from one of these affiliated companies for working capital requirements. As a result, at December 31, 2001 and 2000, the balances due from the affiliates were approximately $0 and $6,217, respectively.

         The Company acquired distribution rights to two films from a company affiliated with the Chief Executive Officer of the Company, for a ten-year license period, which expires on June 5, 2003. The Company is obligated to pay such company producers' fees at the contract rate. Such payments will be charged against earnings. In 2001 and 2000, no payments were made to such company and no revenue was recognized from such films.

         Throughout 2001 and 2000, the Company's principal shareholder and officer made loans to, and payments on behalf of, the Company and received payments from the Company from time to time. The largest net balance due to the officer in 2001 was $115,674. The net outstanding balance with the officer at December 31, 2001 and 2000, respectively, was a balance due to him of $115,674 and $59,011, respectively.

      As part of salary, bonuses and other compensation, the Company's President and Chief Executive Officer, was issued 248,460 shares of common stock (See Note
8), valued at $80,749 in 2001 and 50,145 shares valued at $61,784 in 2000.

         In addition, in 2001, Mr. Hreljanovic received options to purchase 131,422 shares of the Company's common stock at an exercise price of $1.10 per share as consideration for his efforts in obtaining capital for the Company. Mr. Hreljanovic also received options to purchase 600,000 shares of the Company's common stock at an exercise price of $1.00 per share in recognition of his efforts to develop JINI as well as develop other business opportunities in the healthcare industry. These options had provisions for cashless conversion and, during 2001, the options were converted into 95,500 shares and 436,229 shares, respectively. In addition, for his services as a member of the board of directors, Mr. Hreljanovic received options to purchase 650,000 shares at $0.65. At December 31, 2001, the entire 650,000 options were unexercised.

          Additionally, during 2000, the Company's President received options for 53,293 shares at $4.375 per share. These options were issued for services as a Board of Directors member and for additional efforts on behalf of the Company. Further, the Company issued options to other non-employee directors in 2001 and 2000 for 200,000 and 35,000 shares, respectively.

          During 2001, legal services were performed by a firm in which Mr. Barry S. Huston, a member of the Company' Board of Directors, is a partner. Such services related to the collection and settlement of various receivables of the Company. For their services, Mr. Huston's firm received approximately $23,000.

                                                                             12
Principal Shareholders
----------------------
         The Common Stock is the only class of voting securities of the Company presently outstanding. The following table sets forth, as of July 26, 2002, information with respect to the beneficial ownership of shares of the Common Stock, by:

         o each person known by the Company to beneficially own 5% or more of the outstanding shares of the Common Stock, based on filings with the Securities and Exchange Commission and certain other information,

         o  each of the Company's directors,

         o  each of the Company's "named executive officers", and

         o  all of the Company's executive officers and directors as a group.

         Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

          Except as otherwise indicated in the notes to the following table,

         o the Company believes that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and

         o unless indicated otherwise, the address for each beneficial owner listed in the table is c/o Juniper Group, Inc., 111 Great Neck Road, Suite 604, Great Neck, New York 11021

NAME AND ADDRESS OF BENEFICIAL OWNER NUMBER OF SHARES BENEFICIALLY OWNED PERCENT
------------------------------------ ----------------------------------- -------

Vlado Paul Hreljanovic
111 Great Neck Road
Great Neck, NY 11021                        1,471,967(1)                  9.8%

Harold A. Horowitz
111 Great Neck Road
Great Neck, NY 11021                          121,593(2)                  .09%

Barry S. Huston
111 Great Neck Road
Great Neck, NY 11021                           72,556(3)                  .05%

All officers and directors as a group
(4 persons)                                 1,734,765(4)                 11.6%

Total

(1) Includes 650,000 shares of Common Stock issuable upon exercise of options granted to Mr. Hreljanovic, and 150,000 shares of common stock issuable upon exercised options, which are exercisable upon effectiveness of shareholder approval of the 2002 Plan, which is expected to occur within the next 60 days. Does not include an aggregate of 393,380 shares of Common Stock owned by Mr. Hreljanovic's children.

(2) Includes 100,000 shares of Common Stock issuable upon exercise of options granted to Mr. Horowitz.

(3) Includes 50,000 shares of Common Stock issuable upon exercise of options granted to Mr. Huston.

(4) Includes 18,649 shares of Common Stock beneficially owned by Yvonne T. Paultre, the Company's Secretary, and 50,000 shares of Common Stock issuable upon exercise of options granted to Ms. Paultre.

Compliance with Section 16(a) of the Exchange Act.

         Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Officers, directors and greater than ten percent shareholders are required by regulation to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Form 5's were required for those persons, the Company believes that, during the period from January 1, 2001 through December 31, 2001, all filing requirements applicable to its officers, directors, and greater than ten percent beneficial owners were complied with.

A PLURALITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR ELECTION OF EACH NOMINEE AS A DIRECTOR. THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR ALL THE NOMINEES LISTED IN THE FOREGOING PROPOSAL 1.

PROPOSAL 2

         The Company's board of directors and stockholders have previously approved the 2002 Plan and the Board of Directors subsequently amended the 2002 Plan as permitted by such 2002 Plan.


                                  Plan Summary

         The 2002 Plan authorizes the granting of awards to the Company's officers, directors and employees, as well as to third parties providing services to the Company such as independent contractors, consultants and advisors. The 2002 Plan is administered by the Company's board of directors and, at the board's sole discretion, may be administered by a committee appointed by the board which shall serve at the pleasure of the board. Such administering body, whether the board or a committee, is referred to in this Information Statement as the "administrator". Members of the board are eligible to receive awards under the 2002 Plan.

         Awards can be stock options, each referred to as an "Option", stock appreciation rights, each referred to as a "SAR", performance grants, each referred to as a "PG", restricted stock awards, each referred to as an "RSA", stock bonuses and/or other types of awards deemed by the administrator to be consistent with the purposes of the 2002 Plan. The administrator determines the number of shares to be covered by an award, the term and exercise price, if any, of the award and other terms and provisions of the award.

Shares Available for Issuance

         Up to 500,000 shares of the Company's authorized but unissued Common Stock are subject to award under the 2002 Plan. Any SARs granted concurrently with the grant of Options are not subject to the foregoing limitation. Shares of Common Stock will again be available for issuance under the 2002 Plan that are subject to:

(a) issuance upon exercise of an Option previously granted but no longer subject to such Option for any reason other than exercise of such Option;

(b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and

(c) an Award previously granted that otherwise terminates without shares being issued.

Stock Options
-------------
         An Option granted under the 2002 Plan may be an incentive stock option, referred to in this Information Statement as an "ISO", or a nonqualified stock option. Unless specifically designated by the administrator as an ISO, an Option granted under the 2002 Plan shall be a nonqualified stock option. ISOs may be granted only to the Company's employees (including officers and directors who are also employees) or employees of any "parent", "subsidiary" or "affiliate" as such terms are defined in the 2002 Plan. The exercise price for Options shall be determined by the administrator but, in the case of an ISO, may not be less than 100% of the per share fair market value of the Company's Common Stock on the date the Option is granted (110% of fair market value, in the case of an ISO granted to any person who owns more than 10% of the Company's voting power) and, in the case of a nonqualified stock option, may not be less than 85% of the per share fair market value of the Company's Common Stock on the date the Option is granted. In general, the exercise price is payable in cash, by check or, in the discretion of the administrator, by (i) cancellation of indebtedness of the Company owed to the participant; (ii) surrender of shares that either (a) have been owned by the participant for more than six months and have been paid for within the meaning of Rule 144 under the Securities Act of 1933 or (b) were obtained by the participant in the public market; (iii) delivery of a full recourse promissory note; (iv) waiver of compensation due or accrued to the participant for services rendered; (v) with respect only to purchases upon exercise of an Option, and provided that a public market exists, (a) through a "same day sale" commitment from the participant and a broker-dealer that is a member of the National Association of Securities Dealers, or (b) through a "margin" commitment from the participant and an NASD dealer; (vi) with respect only to the Company's officers, directors and employees, and with respect only to purchases upon exercise of an Option, by "cashless exercise; or (vii) any combination of the foregoing; or (viii) by any other lawful means as the administrator may determine. The aggregate fair market value (determined on the date of grant) of the shares of the Company's Common Stock for which ISOs may be granted to any participant under the 2002 Plan and any other plan by the Company or any parent, subsidiary or affiliate, which are exercisable for the first time by such participant during any calendar year, may not exceed $100,000. To the extent such limitation is exceeded, such Options shall be treated as nonqualified stock options.

         Options granted under the 2002 Plan become exercisable at such times as the administrator determines. Unless otherwise provided, each Option shall become exercisable in equal amounts of up to one-fourth (1/4) of the shares of Common Stock subject to such Option on each of the first four anniversaries of the date the Option was granted. The administrator may specify a reasonable minimum number of shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent the participant from exercising the Option for the full number of shares for which the Option is then exercisable. No option will be exercisable after the expiration of ten years from the date of grant, and no ISO granted to a person who, directly or indirectly, owns more than 10% of the total combined voting power of all of the Company's classes of stock or of any parent, subsidiary or affiliate, will be exercisable after the expiration of five years from the date of grant.

         The Options granted under the 2002 Plan are not transferable other than by will or the laws of descent and distribution, or pursuant to a domestic relations order. Options which have become exercisable by the date of termination of employment or of service must be exercised within certain specified periods of time from the date of termination, depending upon the reason for termination and/or the discretion of the administrator.

SARs
----
         A SAR is the right to receive payment based on the appreciation in the fair market value of the Company's Common Stock from the date of grant to the date of exercise. At the administrator's sole discretion, the administrator may grant a SAR concurrently with the grant of an Option, PG or other award. Such SAR is only exercisable at such time, and to the extent, that the related Option, PG or other award is exercisable. Upon exercise of a SAR, the holder receives for each share with respect to which the SAR is exercised an amount equal to the difference between the exercise price under the related Option, PG or other award and the fair market value of a share of Common Stock on the date of exercise of the SAR. Such amount will be applied against the exercise price due in connection with the exercise of the related Option, PG or other award. Each SAR granted concurrently with an Option, PG or other award will have the same termination provisions and exercisability periods as the related Option, PG or other award.

         In its discretion, the administrator may also grant SARs independently of any Option, subject to such conditions consistent with the terms of the 2002 Plan as the administrator may provide in the agreement relating to an award under the 2002 Plan, such an agreement referred to in this Information Statement as an "award agreement". Upon the exercise of a SAR granted independently of any Option, the holder receives for each share with respect to which the SAR is exercised an amount in cash based on the percentage specified in the related award agreement of the excess, if any, of fair market value of a share of the Company's Common Stock on the date of exercise over such fair market value on the date the SAR was granted. The administrator, in its discretion, can authorize the payment of such amount in cash, shares of Common Stock or a combination thereof. The termination provisions and exercisability periods of a SAR granted independently of any Option will be determined by the administrator.

Restricted Stock Awards
-----------------------
         An RSA is an award of a fixed number of shares of the Company's Common Stock which may be subject to transfer restrictions, as determined by the administrator. The administrator specifies the number of shares of the Company's Common Stock to be issued, the purchase price, if any, the participant must pay for such shares, and the restrictions, if any, imposed on such shares. Shares included in an RSA may not be sold, assigned, transferred, pledged or otherwise disposed of or encumbered until they have vested. Upon the date a participant is no longer employed by or performing services for the Company for any reason, shares subject to the participant's RSAs which have not become vested by that date shall each be forfeited in accordance with the terms of the award agreement, unless the administrator determines otherwise. If a participant paid cash in connection with the RSA, the award agreement shall specify whether and to what extent such cash shall be returned upon forfeiture.

Performance Grant
-----------------
      A Performance Grant is an award of a fixed number of shares of the Company's Common Stock, the issuance of which is contingent upon the attainment of such performance objectives, and the payment of such consideration, if any, as is specified by the administrator. Upon the termination of the participant's employment with the Company, shares of Common Stock subject to the participant's PG which have not been issued shall be forfeited in accordance with the terms of the related award agreements.

         The 2002 Plan permits a participant to satisfy the participant's tax withholding with shares of the Company's Common Stock instead of cash, if the administrator agrees.

Amendment and Change of Control
-------------------------------
      The terms of any outstanding award under the 2002 Plan may be amended from time to time by the administrator in any manner that the administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any award and/or payments thereunder, or reduction of the exercise price of an award); provided, however, that no such amendment shall adversely affect in a material manner any right of a participant under such award without the participant's written consent.

         In addition, immediately upon the occurrence of a "change of control" (as discussed below), the date of exercise of certain awards shall accelerate and certain restrictions applicable to RSAs shall lapse, as more fully set forth in the 2002 Plan. The 2002 Plan defines a change in control to have occurred only when any of the following events first occurs: (a) if a "person," as defined in Sections 3(a) and 13(d) of the Securities Exchange Act of 1934, who is not currently such, becomes the beneficial owner, directly or indirectly, of the Company's securities representing 20% or more of the combined voting power of the Company's then outstanding voting securities; or (b) three or more directors, whose election or nomination for election is not approved by a majority of the incumbent Board of Directors, are elected within any single 24-month period to serve on the Board of Directors; or (c) members of the incumbent Board of Directors cease to constitute a majority of the Board of Directors without approval of the remaining members of the incumbent Board of Directors; or (d) any merger (other than a merger where the Company is the survivor and there is no accompanying change in control under clauses (a), (b)or
(c) of this paragraph), consolidation, liquidation or dissolution, or the sale of all or substantially all of the Company's assets. However, a change in control shall not be deemed to occur pursuant to clause (a) of this paragraph solely because 20% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company.

Termination or Suspension of the 2002 Plan
------------------------------------------
         The Company's Board of Directors may, at any time, terminate or suspend the 2002 Plan. The 2002 Plan currently provides that the Board of Directors may amend or suspend the 2002 Plan at any time without the approval of the holders of a majority of the shares of Common Stock except where the failure to obtain such approval would adversely affect the compliance of the 2002 Plan with Sections 162 and 422 of the Internal Revenue Code of 1986, referred to in this Information Statement as the "Code", Rule 16b-3 under the Exchange Act or other applicable law.

Federal Income Tax Consequences
-------------------------------
THE FOLLOWING IS A GENERAL SUMMARY AS OF THE DATE OF THIS INFORMATION STATEMENT, OF THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY AND PARTICIPANTS UNDER THE 2002 PLAN. FEDERAL TAX LAWS MAY CHANGE AND THE FEDERAL, STATE AND LOCAL TAX CONSEQUENCES FOR ANY SUCH PARTICIPANT WILL DEPEND UPON HIS OR HER INDIVIDUAL CIRCUMSTANCES. EACH PARTICIPANT HAS BEEN AND IS ENCOURAGED TO SEEK THE ADVICE OF A QUALIFIED TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2002 Plan.

         ISOs granted under the 2002 Plan are intended to qualify as incentive stock options in accordance with the provisions of Section 422 of the Code. All other Options granted under the 2002 Plan are nonqualified stock options and not entitled to special tax treatment under Section 422 of the Code. Generally, the grant of an ISO will not result in taxable income to the recipient at the time of the grant, and the Company will not be entitled to an income tax deduction at such time. The grant of nonqualified stock options will not result in taxable income to the recipient at the time of the grant to the extent that it is granted at 100% of the fair market value of the Company's Common Stock at such time. So long as such Option does not result in taxable income to the recipient at the time of the grant, the Company will not be entitled to an income tax deduction.

         Upon the exercise of an ISO granted under the 2002 Plan, the recipient will not be treated as receiving any taxable income, and the Company will not be entitled to an income tax deduction. Upon the exercise of a nonqualified stock option, an employee who is not one of the Company's directors or executive officers will be treated as receiving compensation, taxable as ordinary income, in an amount equal to the excess of the fair market value of the underlying shares of the Company's Common Stock at the time of exercise, over the exercise price. The date of recognition and determination of the ordinary compensation income attributable to shares received upon exercise of an Option by an executive officer of the Company, while he or she is subject to Section 16(b) of the Exchange Act, is generally delayed until six months after such exercise, unless that person elects to be taxed as of the date of exercise. The Company will receive an income tax deduction for the amount treated as compensation income to the recipient at the time and in the amount that the recipient recognizes such income.

         Upon subsequent disposition of the shares subject to the Option, any differences between the tax basis of the shares and the amount realized on the disposition is generally treated as long-term or short-term capital gain or loss, depending on the holding period of the shares of the Company's Common Stock; provided, that if the shares subject to an ISO are disposed of prior to the expiration of two years from the date of grant and one year from the date of exercise, the gain realized on the disposition will be treated as ordinary compensation income to the optionee.

         Upon any grant of restricted stock or other award under the 2002 Plan, taxable income generally will be recognized by the recipient thereof to the extent that there is no substantial risk of forfeiture thereof. The satisfaction of any of the restrictions thereon generally will result in the recipient thereof being deemed to have received taxable income to the extent of the value of such award with respect to which such restrictions have been satisfied.

Awards Granted Under The 2002 Plan
----------------------------------
         The 2002 Plan currently authorizes the issuance of a maximum of 500,000 shares of the Company's Common Stock. The Company has not issued any shares of Common Stock, SARs, RSAs or PGs under the 2002 Plan. No shares of Common Stock shall be issued in excess of 20% of the shares of Common Stock outstanding as of the date of issuance and no ISOs shall be issued unless and until the 2002 Plan has been approved by the stockholders of the Company.

Term of The Option Plan
-----------------------
         Unless terminated earlier or extended as provided in the 2002 Plan, the 2002 Plan will expire on September 14, 2011.

ERISA
-----
         The 2002 Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Resale Restrictions
-------------------
         The Company has registered the shares of Common Stock issuable under the 2002 Plan under the Securities Act in a registration statement on Form S-8 (Registration No.: 333-70592). As such, there are no restrictions on the resale of such shares, other than a participant's compliance with any applicable state securities laws or exemptions from such laws. However, the Company's affiliates may be subject to the sale restrictions set forth in Rule 144 under the Securities Act.

Delivery of Documents to Security Holders Sharing an Address
------------------------------------------------------------
         Only one Information Statement is being delivered to multiple security holders sharing an address. The Company will provide you without charge, upon your request, with a copy of this Information Statement, any or all reports, proxy statements and other documents filed by the Company with the SEC, as well as any or all of the documents incorporated by reference in this Information Statement or the related registration statement (other than exhibits to such documents unless such exhibits are specifically incorporated by reference into such documents). For further information, please contact Juniper Group, Inc., 111 Great Neck Road, Suite 604, Great Neck, New York 11201, Attention: Investor Relations Department. The Company's telephone number is (516) 829-4670.

PROPOSAL 3
----------

    GRANT THE BOARD THE AUTHORITY TO EFFECT A ONE-FOR-TEN REVERSE STOCK SPLIT

     Our board has determined that it is in the Company's best interest in the near future to effect a one-for-ten reverse stock split of the Company's outstanding common stock and recommends that the shareholders authorize the Board to effect such a reverse stock split in the Board's discretion.

     The Board believes that a reverse split would provide for the combination of our presently issued and outstanding shares of common stock into a smaller number of shares of identical common stock. This is known as a "reverse stock split." Under the proposal, each ten shares of our presently issued and outstanding common stock as of the close of business on the effective date of the Amendment to its Certificate of Incorporation will be converted automatically into one share of our post-reverse stock split common stock.

     Fractional shares will not be issued. Instead, we will issue one full share of our post-reverse stock split common stock to any shareholder who would have been entitled to receive a fractional share as a result of the reverse stock split. Each shareholder will hold the same percentage of our outstanding common stock immediately following the reverse stock split as he did immediately prior to the reverse stock split, except for minor adjustments required due to the treatment of fractional shares.

REASONS FOR THE REVERSE STOCK SPLIT

         The primary purposes of the reverse stock split are to:

o increase the per share price of our common stock to help maintain our Nasdaq listing;

o reduce the number of outstanding shares to a level more consistent with other public companies with a similar anticipated market capitalization; and

o provide the Company with the flexibility to issue additional shares to facilitate future stock acquisitions and financings.

         For the above reasons, we believe that the reverse stock split is in the best interests of the Company and its shareholders. However, there can be no assurances that the reverse stock split will have the desired benefits.

EFFECTS OF THE REVERSE STOCK SPLIT

     Subject to shareholder approval, the reverse stock split will be effected by filing an Amendment to its Certificate of Incorporation and will be effective upon approval by the Board of Directors. The actual timing of the filing will be determined by our the Board of Directors based upon their evaluation as to when the filing will be most advantageous to the Company and its shareholders.



                                                                            21
     We are currently authorized to issue 75 million shares of common stock of which 14,968,954 shares were issued and outstanding at the close of business on July 26, 2002. Adoption of the reverse stock split will reduce the shares of common stock outstanding on the record date to approximately 1,496,895, but will not affect the number of authorized shares of common stock. The number of authorized and unissued shares, however, will increase from 60,031,046 to 73,503,105. The Company has no current plans, arrangements or understandings to issue any of such authorized and unissued shares. The reverse stock split also will have no effect on the par value of the common stock.

         The effect of the reverse split upon holders of common stock will be that the total number of shares of our common stock held by each shareholder will be automatically converted into the number of whole shares of common stock equal to the number of shares of common stock owned immediately prior to the reverse stock split divided by ten, adjusted for any fractional shares.

         Assuming the reverse stock split is approved by the shareholders at the Annual Meeting and implemented, each shareholder's percentage ownership interest in the company and proportional voting power will remain unchanged, except for minor differences resulting from adjustments for fractional shares. The rights and privileges of the holders of shares of common stock will be substantially unaffected by the reverse stock split. All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reverse stock split automatically on the effective date of the reverse stock split. All shares, options, warrants or convertible securities that the Company has agreed to issue (or agrees to issue prior to the effective date of the reverse stock split) also will be appropriately adjusted for the reverse stock split.

     The reverse stock split also may result in some shareholders owning "odd lots" of less than 100 shares of common stock received as a result of the reverse stock split. Brokerage commissions and other costs of transactions in odd lots may be higher, particularly on a per-share basis, than the cost of transactions in even multiples of 100 shares.

     As soon as practicable after the Amendment to the Certificate of Incorporation is filed, we will cause a letter of transmittal to be forwarded to each holder of record of shares of our common stock outstanding as of such date. The letter of transmittal will contain instructions for the surrender of certificates representing shares of pre-reverse stock split common stock to our transfer agent in exchange for certificates representing the number of whole shares of post-reverse stock split common stock into which the shares of pre-reverse stock split common stock have been converted as a result of the reverse stock split.

CERTIFICATES SHOULD NOT BE SENT TO THE COMPANY OR THE TRANSFER AGENT BEFORE RECEIPT OF SUCH LETTER OF TRANSMITTAL FROM THE COMPANY.

         Until a shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of pre-reverse stock split common stock to the transfer agent and receives in return a certificate representing shares of post-reverse stock split common stock, such shareholder's pre-reverse stock split common stock shall be deemed equal to the number of whole shares of post-reverse stock split common stock to which such shareholder is entitled as a result of the reverse stock split.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS
-----------------------------------------
The following discussion describes certain material federal income tax considerations relating to the reverse stock split. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

         This discussion may not address certain federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

         The reverse stock split is intended to be a tax-free Recapitalization to the Company and its shareholders, except for those shareholders who receive a whole share of common stock in lieu of a fractional share. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reverse stock split, except for those shareholders receiving a whole share of common stock in lieu of a fractional share (as described below). The holding period for shares of common stock after the reverse stock split will include the holding period of shares of common stock before the reverse stock split, provided that such shares of common stock are held as a capital asset at the effective time of the Amendment. The adjusted basis of the shares of common stock after the reverse stock split will be the same as the adjusted basis of the shares of common stock before the reverse stock split excluding the basis of fractional shares.

         A shareholder who receives a whole share of common stock in lieu of a fractional share generally may recognize gain in an amount not to exceed the excess of the fair market value of such whole share over the fair market value of the fractional share to which the shareholder was otherwise entitled.

THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE APPROVAL OF THE ONE-FOR-TEN REVERSE STOCK SPLIT. MANAGEMENT RECOMMENDS AND URGES YOU TO VOTE "FOR" THE APPROVAL OF THE ONE-FOR-TEN REVERSE STOCK SPLIT.

PROPOSAL 4

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

         Goldstein & Ganz, P.C. have been the Company's independent auditors since 1990. They have no financial interest, either direct or indirect, in the Company. Selection of auditors is made by the Audit Committee and is approved by the entire Board of Directors subject to Shareholder approval. A representative of Goldstein & Ganz, P.C. is expected to attend the Annual Meeting and have an opportunity to make a statement and/or respond to appropriate questions from Shareholders.

Audit Fees

         The Company paid or accrued approximately $40,000 for professional services rendered by Goldstein & Ganz, P.C. in connection with their audit of the Company's annual consolidated financial statements for fiscal 2001 and with their quarterly reviews of the Company's consolidated financial statements included in its Forms 10-QSB for that year.

Financial Information Systems Design and Implementation Fees

         There were no professional services rendered to the Company by Goldstein & Ganz, P.C. in fiscal 2001 relating to financial information systems design and implementation.

All Other Fees

         The Company paid or accrued approximately $1,875 for all other services rendered by Goldstein & Ganz, P.C. during fiscal 2001. See "Audit Committee Report" in this Proxy Statement for disclosure relating to the Audit Committee's consideration of the independence of Goldstein & Ganz, P.C.

THE AFFIRMATIVE VOTE OF SHAREHOLDERS HOLDING A MAJORITY OF THE VOTES CAST AT THE ANNUAL MEETING IS REQUIRED FOR THE RATIFICATION OF GOLDSTEIN & GANZ, P.C., AS THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS. MANAGEMENT RECOMMENDS AND URGES YOU TO VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANTS.

                              FINANCIAL STATEMENTS

         The Company's audited financial statements for the year ended December 31, 2001, and the Company's unaudited financial statements for the three months ended March 31, 2002, are being furnished to Shareholders with this Proxy Statement.

                                  OTHER MATTERS

         The Board of Directors is not aware of any business to be presented at the Annual Meeting except the matters set forth in the Notice and described in this Proxy Statement. Unless otherwise directed, all shares of Common Stock represented by Board of Directors' Proxies will be voted in favor of the proposals of the Board of Directors described in this Proxy Statement. If any other matters come before the Annual Meeting, the persons named in the accompanying Proxy will vote on those matters according to their best judgment.

                                    EXPENSES

     The entire cost of preparing, assembling, printing and mailing this Proxy Statement, the enclosed Proxy and other materials, and the cost of soliciting Proxies with respect to the Annual Meeting, will be borne by the Company. The
Company will request banks and brokers to solicit their customers who beneficially own shares listed of record in names of nominees, and will reimburse those banks and brokers for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplemented by telephone and telegram by officers and other regular employees of the Company, but no additional compensation will be paid to such individuals.

                              SHAREHOLDER PROPOSALS

         No person who intends to present a proposal for action at a forthcoming meeting of the Shareholders of the Company may seek to have the proposal included in the proxy statement or form of proxy for such meeting unless that person (a) is a record beneficial owner of at least 1% or $1,000 in market value of shares of Common Stock, has held such shares for at least one year at the time the proposal is submitted, and such person shall continue to own such shares through the date on which the meeting is held, (b) provides the Company in writing with his name, address, the number of shares held by him and the dates upon which he acquired such shares with documentary support for a claim of beneficial ownership, (c) notifies the Company of his intention to appear personally at the meeting or by a qualified representative under Nevada law to present his proposal for action, and (d) timely submits his proposal. A proposal to be included in the Proxy Statement or Proxy for the Company's next Annual Meeting of Shareholders, will be timely submitted only if the proposal has been received at the Company's principal executive office no later than April 1, 2003. If the date of such Annual Meeting is changed by more than 30 calendar days from the date such Annual Meeting is scheduled to be held under the Company's By-laws, or if the proposal is to be presented at any meeting other than the next annual meeting of Shareholders, the proposal must be received at the Company's principal executive office at a reasonable time before the solicitation of proxies for such meeting is made.

         Even if the foregoing requirements are satisfied, a person may submit only one proposal with a supporting statement of not more than 500 words if the latter is requested by the proponent for inclusion in the proxy materials, and under certain circumstances enumerated in the Securities and Exchange Commission's rules relating to the solicitation of proxies, the Company may be entitled to omit the proposal and any statement in support thereof from its proxy statement and form of proxy.

                       BY ORDER OF THE BOARD OF DIRECTORS

Great Neck, New York                                 Yvonne T. Paultre
July 29, 2002                                        Secretary

         Copies of the Company's 2001 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 as filed with the Securities and Exchange Commission, including the financial statements, can be obtained without charge by stockholders (including beneficial owners of the Company's Common Stock) upon written request to Yvonne T. Paultre, the Company's Secretary, Juniper Group, Inc., 111 Great Neck Road, Great Neck, New York 11021.

    PLEASE TAKE A MOMENT NOW TO VOTE. PLEASE SIGN AND RETURN YOUR PROXY CARD.

                                   THANK YOU.




























                    BALANCE OF PAGE LEFT BLANK INTENTIONALLY

                               JUNIPER GROUP, INC.
                           2002 EQUITY INCENTIVE PLAN

                                   ARTICLE 1.
                      GENERAL PURPOSE OF PLAN; DEFINITIONS.

        1.1. Purpose. The purposes of this 2002 Equity Incentive Plan are (a) to enable Juniper Group, Inc. and its subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to the success of Juniper Group, Inc. and (b) to provide incentives to participants in this 2002 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of Juniper Group, Inc.

        1.2. Definitions. For purposes of this Equity Incentive Plan, except as otherwise defined, capitalized terms shall have the meanings assigned to them in this Section 1.2.

        "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

        "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

        "Award" means any award under the Plan.

        "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

        "Board" means the Board of Directors of the Company.

        "Cause" means the commission of any act of a material theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company.

        "Change of Control" shall have the meaning assigned to such term in
Section 15.2.

        "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.


        "Committee" means compensation or other any committee the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not

                                                                        A-1

administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

         "Common Stock" means the common stock, par value $.001 per share, of the Company.

         "Company" means Juniper Group, Inc., a Nevada corporation, or any successor corporation.

         "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Administrator, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be.

         "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the Rule as to the Use of Form S-8 contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

         "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

         "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

         "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean:

     (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock on the Composite Tape, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on such Composite Tape on the next preceding date on which there was trading in such shares;

     (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on The Nasdaq Stock Market ("Nasdaq"), the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock;


                                                                        A-2

     (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Association of Securities Dealers, Inc. ("NASD");

     (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and closing bid and asked prices are not furnished by the NASD, the mean between the closing bid and asked price for the Common Stock on such date, as furnished by the National Quotation Bureau ("NQB") or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if bid and asked prices for the Common Stock are not furnished by the NASD, NQB or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

        "Family Member" means, with respect to any Participant, any of the following:

     (a) such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, sister-in-law, including any such person with such relationship to the Participant by adoption;
(b) any person (other than a tenant or employee) sharing such Participant's household; (c) a trust in which the persons identified in clauses (a) and (b) above have more than fifty percent of the beneficial interest; (d) a foundation in which the persons identified in clauses (a) and (b) above or the Participant control the management of assets; or (e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

         "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

         "Incumbent Board" means (i) the members of the Board of the Company on August 14, 2002, to the extent that they continue to serve as members of the Board, and (ii) any individual who becomes a member of the Board after August 14, 2002, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

         "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

         "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

         "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

         "Option" means an option to purchase Shares granted pursuant to Article 5.

                                                                            A-3
         "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

         "Participant" means any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing.

         "Performance Grant" shall have the meaning assigned to the term in
Article 8.

         "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

         "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

         "Plan" means this 2002 Equity Incentive Plan.

         "Related Employment" means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that

         (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate,

     (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and

     (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

         "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Article 7.

         "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.




                                                                            A-4
         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

         "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the
Plan).

         "Stock Bonus" means an Award granted pursuant to Article 9.

         "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

         "Ten Percent Stockholder" shall have the meaning assigned to it in
Section 5.4.

         "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other participants in writing.

           In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

       "Termination Date" means the effective date of Termination, as determined by the Administrator.





                                                                           A-5
                                   ARTICLE 2.

                                 ADMINISTRATION.
              2.1. Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m)of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

         2.2. Administrator's Powers. Subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. The Administrator will have the authority to:

     (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

     (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

     (c) select persons to receive Awards;

     (d) determine the form and terms of Awards;

     (e) determine the number of Shares or other consideration subject to Awards;

     (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

     (g) grant waivers of Plan or Award conditions;

     (h) determine the vesting, exercisability and payment of Awards;

     (i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

     (j) to make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;

     (k) determine whether an Award has been earned; and

     (l)  make  all  other   determinations   necessary  or  advisable  for
the administration of the Plan.

         2.3. Administrator's Discretion Final. Any determination made by the Administrator with respect to any Award will be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.


                                                                          A-6
         2.4. Administrator's Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Administrator with respect to Awards made or to be made to Eligible Participants. No member of the Committee and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.

                                   ARTICLE 3.
                                 PARTICIPATION.

              3.1. Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

              3.2. Participants. Incentive Stock Options may be granted only to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

                                   ARTICLE 4.
                             AWARDS UNDER THE PLAN.

              4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

              (a) Options;

              (b) Stock Appreciation Rights;

              (c) Restricted Stock;

              (d) Performance Grants;

                                                                          A-7
              (e) Stock Bonuses; and

              (f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

              4.2.  Number of Shares  Available  Under the Plan.  Subject to
Section 4.4, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 500,000, plus Shares that are subject to:

         (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and (c) an Award previously granted that otherwise terminates without Shares being issued.

         Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

         The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an award granted under the Plan which is settled in cash will not be counted as used under the Plan.

         4.3. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

         4.4. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, (c) the Exercise Prices of and number of Shares subject to outstanding Options and other awards, and (d) the exercise prices of and number of Shares subject to other outstanding Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

         4.5. Rights with Respect to Common Shares and Other Securities.

        (a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded

                                                                            A-8
and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

         (b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in Section 4.4, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

                                   ARTICLE 5.
                                 STOCK OPTIONS.


        5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non-Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter.

        5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Committee may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

        5.3.  Date  of  Grant.   The  date  of  grant  of  an  Option  will  be
the  date  on  which  the   Administrator   makes  the determination to grant
such Option,  unless otherwise specified by the Administrator.



                                                                            A-9
        5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, an Option shall be exercisable as follows:

     (a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;

     (b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;

     (c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

     (d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

         5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

         5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

         5.7. Termination. Notwithstanding anything contained in Section 5.4 or in an Award Agreement, exercise of Options shall always be subject to the following:

     (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options
(i) only to the extent that such Options would have been exercisable on the

                                                                           A-10
Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;

     (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;

     (c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

         5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

         5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the

                                                                           A-11
Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code. The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

               5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

         5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

                                   ARTICLE 6.
                           STOCK APPRECIATION RIGHTS.

         6.1 Grant of Stock Appreciation Rights.

         (a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

         (b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of

                                                                           A-12
payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

        6.2. Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

        6.3. Exercise. The Award of Stock Appreciation Rights shall not be exercisable:

     (a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;

     (b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

     (c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that: (i) in the case of any Award of Stock Appreciation Rights (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated; (ii) if such Participant is Terminated by reason of such Participant's Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator; (iii) if such Participant is Terminated for reasons other than Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock

                                                                           A-13

Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or (iv) if any Participant to whom an Award of Stock Appreciation Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant's executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

         6.4. Exercise. (a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause
(iv) of Paragraph 6.3(c) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

         (b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

         6.5. Fractional Shares. No fractional shares may be delivered under this Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.



                                                                          A-14
                                   ARTICLE 7.
                                RESTRICTED STOCK.

         7.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

         7.2 Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

         7.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

         7.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

         (a) determine the nature, length and starting date of any performance period for the Restricted Stock Award; (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.

         Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

         7.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the Administrator determines otherwise.

                                                                           A-15
                                   ARTICLE 8.
                               PERFORMANCE GRANTS.

         8.1. Award. The Award of a Performance Grant ("Performance Grant") to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

         8.2. Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be: (a) an amount fixed by the Administrator at the time the award is made or amended thereafter; (b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or (c) an amount that is determinable from criteria specified by the Administrator.

         Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

         8.3. Award Period. The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to

                                                                          A-16
time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

         8.4. Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

         8.5. Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Paragraphs 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and: (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

         Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

         8.6. Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.



                                                                          A-17
                                   ARTICLE 9.
                                 STOCK BONUSES.

         9.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for past services already rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company pursuant to an Award Agreement (the "Stock Bonus Agreement") that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

         9.2 Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will: (a) determine the nature, length and starting date of any performance period for each Stock Bonus; (b) select from among the performance factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant.

         Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         9.3. Form of Payment. The earned portion of a Stock Bonus may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

                                   ARTICLE 10.
                          PAYMENT FOR SHARE PURCHASES.

        10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:


                                                                          A-18
         (a) by cancellation of indebtedness of the Company to the Participant;

         (b) by surrender of Shares that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

         (c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is adequately secured by collateral other than the Shares;

         (d) by waiver of compensation due or accrued to the Participant for services rendered;

      (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD Dealer") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and an NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company;

     (f) with respect only to officers, directors and employees of the Company, unless otherwise determined by the Administrator, and with respect only to purchases upon exercise of an Option, by "cashless exercise," by stating in the Exercise Notice such intention and the maximum number (the "Maximum Number") of shares of Common Stock the Participant desires to purchase (and lose the right to purchase) in consideration of cancellation of Options in payment for such exercise. The number of shares of Common Stock the Participant shall receive upon such exercise shall equal the difference between the Maximum Number and the quotient that is obtained when the product of the Maximum Number and the Exercise Price is divided by the then Fair Market Value per share;

     (g) by any combination of the foregoing; or

     (h) by any other lawful means as the Administrator, in its sole discretion, may determine.

      10.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.



                                                                          A-19
                                   ARTICLE 11.
                            DEFERRAL OF COMPENSATION.

     11.1. Deferral Terms. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

(a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of termination of employment or performance of services for the Company, any Parent, Subsidiary and Affiliate); (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

                                   ARTICLE 12.
                           DEFERRED PAYMENT OF AWARDS.

     12.1. Deferral Terms. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

                                   ARTICLE 13.
               AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

     13.1. Amendments and Substitutions. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

                                   ARTICLE 14.
                   DESIGNATION OF BENEFICIARY BY PARTICIPANT.

     14.1. Designation. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The

                                                                         A-20

Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant's beneficiary(ies), such payment will be made to the legal representatives of the Participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

                                   ARTICLE 15.
                               CHANGE IN CONTROL.

         15.1. Effect of a Change in Control.

Upon any Change in Control:

     (a) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;

     (b) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the Participants entitled thereto; and

     (c) all Performance Grant Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Performance Grant payable shall be the portion of the maximum possible Performance Grant allocable to the portion of the Performance Grant Award Period that had elapsed and the results achieved during such portion of the Performance Grant Award Period.

         15.2. Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs: (a) any person who is not currently such becomes the beneficial owner, directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities; or
(b) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board, are elected within any single 24-month period to serve on the Board; or (c) members of the Incumbent Board cease to constitute a majority of the Board without approval of the remaining members of the Incumbent Board; or (d) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a), (b) or (c) of this Section 15.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

                                                                           A-21

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 15.2 solely because 20% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 15, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

                                   ARTICLE 16.
                          PLAN AMENDMENT OR SUSPENSION.

     16.1.Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and with other applicable law. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

                                   ARTICLE 17.
                                PLAN TERMINATION

     17.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur: (a) upon the adoption of a resolution of the Board terminating the Plan; or (b) August 9, 2002; provided, however, that the Board may, prior to the expiration of such ten-year period, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

     17.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 13.

                                   ARTICLE 18.
                              STOCKHOLDER ADOPTION.

     18.1. Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval and adoption by written consent on or before August 14, 2002.

     18.2. Effectiveness of Plan Prior to Stockholder Approval. The Plan shall be effective upon approval by the Board; provided that no Shares shall be issued in excess of 20% of the shares of Common Stock outstanding as of the date of issuance and no Incentive Stock Options shall be issued unless and until the Plan has been approved by the stockholders of the Company as provided in Section 18.1.

                                   ARTICLE 19.
                                TRANSFERABILITY.

     19.1. Transferability. Except as may be approved by the Administrator where

                                                                          A-22
such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such option pursuant to a domestic relations order.

                                   ARTICLE 20.
             PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

        20.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

         20.2. Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

         20.3. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

                                   ARTICLE 21.
                                  CERTIFICATES.

     21.1. Legal Restrictions; Stock Legends. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws

                                                                           A-23

or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

                                   ARTICLE 22.
                            ESCROW; PLEDGE OF SHARES.

     22.1 Deposit of Shares; Escrow. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

                                   ARTICLE 23.
                         EXCHANGE AND BUYOUT OF AWARDS.

     23.1.Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

     23.2 Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

                                   ARTICLE 24.
                 SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

     24.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

                                                                           A-24

     (a)   obtaining  any  approvals   from   governmental   agencies  that  the
Administrator determines are necessary or advisable; and/or

     (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

     24.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

                                   ARTICLE 25.
                            NO OBLIGATION TO EMPLOY.

         25.1. No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

                                   ARTICLE 26.
                           NONEXCLUSIVITY OF THE PLAN.

         26.1. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

                                   ARTICLE 27.
                            MISCELLANEOUS PROVISIONS.

         27.1. No Rights Unless Specifically Granted. No employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

         27.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

                                                                           A-25
         27.3 Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

         27.4 Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

         27.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit an Eligible Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

     27.6. Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

     (a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;

     (b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the

                                                                           A-26
issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and

     (c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

         27.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

         27.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

         27.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

     27.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

        27.11. Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

        27.12. Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada.

                                                                        A-27

                               JUNIPER GROUP, INC.
                                 REVOCABLE PROXY
                ANNUAL MEETING OF SHAREHOLDERS - AUGUST 14, 2002
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned, as a holder of Common Stock of Juniper Group, Inc. (the "Company"), hereby appoints Vlado Hreljanovic as proxy, with full power of substitution, to represent and to vote as designated on this card all of the shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on August 14, 2002 or any adjournment thereof.

         Unless otherwise marked, this Proxy will be voted "FOR" the election of three nominees as director of Juniper Group, Inc.; FOR the ratification of the 2002 Equity Incentive Plan; FOR the approval of the one-for-ten reverse stock split; and FOR the ratification of Goldstein & Ganz, P.C., as independent auditors. If any other business is presented at the Annual Meeting of Shareholders, the Proxy will be voted in accordance with the discretion of the proxies named above.

         The Board of Directors recommends a vote "FOR" Proposals 1, 2, 3, and
4.

         (IMPORTANT: PLEASE DATE AND SIGN THE PROXY ON THE REVERSE SIDE)

                               JUNIPER GROUP, INC.
                               111 Great Neck Road
                              Great Neck, NY 11021

1.   To elect the following nominees as directors of Juniper Group, Inc.


Vlado P. Hreljanovic  [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

Barry S. Huston       [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

Harold A. Horowitz    [ ] FOR  [ ] AGAINST  [ ] ABSTAIN


2.   A proposal to approve the 2002 Equity Incentive Plan

                      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

3. A proposal to effect a one-for-ten reverse stock split upon approval of the Board of Directors.


                      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

4. Ratification of Goldstein & Ganz, P.C., as independent auditors for the year ending December 31, 2002.

                      [ ] FOR  [ ] AGAINST  [ ] ABSTAIN

         Please mark, date and sign as your name appears hereon. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by a duly authorized officer and indicate the title of such officer. If shares are held jointly, each Shareholder named should sign. If you receive more than proxy card, please date and sign each card and return all proxy cards in the enclosed envelope.

Dated: ___________________________, 2002


---------------------------------------
Signature(s) of Stockholder(s)


---------------------------------------
Title

Please mark, date and sign exactly as your name appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name, by duly authorized officer. If shares are held jointly, each stockholder named should sign.